SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 19, 2003

Date of Report (Date of Earliest Event Reported)

Schering-Plough Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-6571	22-1918501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2000 Galloping Hill Road Kenilworth, NJ 07033
(Address of principal executive offices, including Zip Code)
(908) 298-4000
(Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

Schering-Plough Corporation today issued a press release announcing it that it intends to raise $1.75 billion through an underwritten registered public offering of senior notes. The press release is attached to this 8-K as Exhibit 99.1.

In addition, on November 14, 2003, Schering-Plough received notice that the U.S. Securities and Exchange Commission (SEC) had issued a formal order to investigate compliance by Polish subsidiaries of certain pharmaceutical companies with the U.S. Foreign Corrupt Practices Act of 1977. The staff had previously requested voluntary production of documents related to our Polish subsidiary, and we are continuing to cooperate with the SEC in responding to this inquiry.

Item 7. Financial Statements and Exhibits

(c) Exhibits. The following exhibit is filed with this 8-K:

99.1 Press Release titled "SCHERING-PLOUGH TO RAISE $1.75 BILLION FROM SALE OF SENIOR NOTES"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schering-Plough Corporation

By:/s/Thomas H. Kelly

Thomas H. Kelly

Vice President and Controller

Date: November 19, 2003

Exhibit Index

The following exhibit is filed with this 8-K:

99.1 Press Release titled "SCHERING-PLOUGH TO RAISE $1.75 BILLION FROM SALE OF SENIOR NOTES"